                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   Form 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


Date of Report (date of earliest event reported)
August 3, 1998
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                                   CDI Corp.
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            (Exact name of registrant as specified in its charter)


       Pennsylvania                  1-5519                  23-2394430
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     (State or other              (Commission            (I.R.S. Employer
       jurisdiction                File Number)         Identification No.)
     of incorporation)


                   1717 Arch Street, Philadelphia, PA  19103-2768
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     Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area code
(215) 569-2200
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                                      N/A
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        (Former name or former address, if changed since last report.)



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                            Exhibit Index on Page 3
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Item 5.   Other Events
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      CDI Corp. announced on August 3, 1998 that its Board of Directors had approved a program to repurchase up to 5% of the Company's outstanding common stock over a one-year period. The August 3, 1998 news release of this announcement is attached as Exhibit 99 to this Form 8-K.

Item 7.   Financial Statements and Exhibits
          ---------------------------------

          (c)  Exhibits

       The following exhibit is filed as part of this Form 8-K:

          99.     August 3, 1998 News Release Concerning
                  5% Stock Repurchase Program

  Signatures
  ----------

  Pursuant to the requirements of the Securities Exchange
  Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           CDI Corp.


  Date  August 14, 1998    /s/ Joseph R. Seiders
                           -----------------------------------
                           Joseph R. Seiders
                           Senior Vice President and Secretary



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                               Index to Exhibits

Number                    Exhibit                     Page
------                    -------                     ----

99.             August 3, 1998 News Release             4
                Concerning 5% Stock Repurchase
                Program



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